west virginia

wveda

ECONOMIC

180 ASSOCIATION DRIVE
NORTHGATE BUSINESS PARK
CHARLESTON. WV 25311

EXECUTIVE
DIRECTOR

(681) 313-2006

KRIS WARNER

(304) 549-8089
e (304) 957-7710

EDA.WV.GOV

kris.e.warner@wv.gov

West Virginia economic development authority

FINAL APPROVAL

July 15, 2021

Joseph L. Florence, COO/CTO
Kronos Advanced Technologies, Inc.
2501 Garfield Avenue
Parkersburg, WV 26101

Dear Mr. Florence:

I am pleased to inform you that, at the July 15, 2021 board meeting, the Board of Directors of the West Virginia Economic Development Authority (WVEDA) granted final approval to Kronos Advanced Technologies, Inc. Loan #1 in an amount not to exceed $1 845,000.00, secured primarily by real estate; and Loan #2 in an amount not to exceed $765,000.00, secured primarily by equipment.

WVEDA loans are disbursed upon completion of construction and equipment installation. When all of the requested documents in the attached pre-close checklist are completed, please forward originals to WVEDA for processing. Appropriate copies will then be provided to WVEDA's legal counsel for review and preparation of draft closing documents that will be forwarded to borrower's legal counsel within fourteen days of receipt by our legal counsel.

As agreed upon in the commitment letter, the borrower is responsible for paying all closing costs and expenses, including, but not limited to, reasonable attorney's fees, incurred by WVEDA in connection with these loans. These costs and expenses shall be paid by borrower to WVEDA at the closing for these loans.

Please note that the loan commitment expires on June 30, 2022 unless extended in writing by WVEDA. Should you find an extension of the commitment necessary, please contact our office in writing with details of the request.

Should you or your attorney have any questions or problems regarding the loan commitment, please do not hesitate to contact your loan officer, Martha Phillips at 681313-2332.

Sincerely,

Kris Warner

Kris War r

Executive Director

cc: Elizabeth A. Benedetto, Esquire

Attachment

NorthGate Business Park 180 Association Drive Charleston, WV 2531 1-121 7 • (304) 558-3650 • (304) 558-0206 (fax)

PRE-CLOSE CHECKLIST

Borrower:	Kronos Advanced Technologies, Inc.
WVEDA Loan Amount:	$1 845,000.00 Real Estate $765,000.00 Equipment
Corporate Guarantor:	None
Personal Guarantor:	Joseph L. Florence Michael Rubinov

The checklist below is provided for your convenience. The following items will need to be provided to us to initiate the loan closing.

____ 2. Certificate of Good Standing with the State of West Virginia (obtained from the WV Secretary of State's Office, Corporations Division — phone number 304-558-8000)
(Must be dated within six months of closing)

____ 3. Certificate of Compliance for Unemployment Coverage from Workforce West Virginia, Audit and Compliance Section, Unemployment Compensation Division (phone number 304-558*
2451 (Must be dated within six months of closing)

____ 4. Certificate of Coverage for Workers' Compensation
(Must be current by closing date)

____ 5. Copy of Articles of Incorporation
(Must be dated within six months of closing)

____ 6. Copy of Bylaws

7. Insurance Certificates (Must be current by closing date)

a. comprehensive hazard insurance, naming WVEDA as mortgagee/loss payee

b. liability insurance naming WVEDA as additional insured

c. flood insurance, with WVEDA named as loss payee or evidence that the facility is outside the 100-year flood plain 1. Copies of Bank

8. A list of project equipment, including model and serial numbers

9. A legat description of the project property.

10. Copies of invoices relating to eligible project costs

documents, i.e. deed(s) of trust, UCC financing statement(s), security agreement(s), loan agreement(s), flood zone determination certificate, etc. that impact the WVEDA project.

____ 11. Title Insurance Binder naming the West Virginia Economic Development Authority, its successors and/or assigns as proposed insured

____ 12. Survey with building location

____ 13. Appraisal

____ 14. Certification from an independent architect or engineer that all project equipment is in place and that the facility is structurally sound and fully operational.

____ 15. Wiring instructions for WVEDA disbursal of funds upon closing (please complete the enclosed form)

____ 16. Contact information for the attorney representing Company (please complete the enclosed form)

When all of the requested documents are completed, please forward originals to WVEDA for processing. We will provide appropriate copies to our legal counsel for review.

Please be advised that prior to the funds being disbursed upon closing, Borrower shall provide a check at closing, made payable to the appropriate party, for WVEDA's legal fees in connection with this loan and title policy fees, if applicable. A disclosure of closing costs and expenses, in the form of an invoice and/or a closing statement, will be provided to the Company prior to the closing.

If you have any questions, please call your loan officer, Martha Phillips at (681) 313-2332.

ATTORNEY INFORMATION

RE: WVEDA Project: Kronos Advanced Technologies, Inc.

Attorney's Name: ______________________________

Firm Name: ______________________________

Address: ______________________________

City, state, Zip: ______________________________

Phone Number: ______________________________

FAX Number: ______________________________

E-mail: ______________________________

WIRING INFORMATION

RE: WVEDA Project: Kronos Advanced Technologies, Inc.

Physical Address of West Virginia Project: ______________________________

____

Bank Name: ______________________________

Bank Address: ______________________________

____

Beneficiary Name: ______________________________

(Must match name on bank account)

Beneficiary Address: ______________________________

(Must match address on bank account)

____

ABA/Routing No.:

Account No.:

Bank Contact Person:

Bank Phone Number:

Additional Information